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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005
                                                           ------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-25196              51-0110823
----------------------------          -----------        -----------------------
(State or other jurisdiction          (Commission        (IRS Employer I.D. No.)
     of incorporation)                 File No.)

                    6901 Glenn Highway, Cambridge, Ohio 43725
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (740) 435-2020
                                                    -------------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


         (d) On May 24, 2005, the Board of Directors of Camco Financial Corporation ("Camco") increased the number of directors from nine to ten and elected Douglas F. Mock for a term expiring in 2006 to fill the vacancy created by the increase. Mr. Mock has not been appointed to a committee of the Board of Directors.

         A copy of the press release issued by Camco to announce the election of the new director is attached hereto as Exhibit 99.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  -------------------------------------------------------------
                    Exhibit No.                Description
                  -------------------------------------------------------------
                        99         Press Release of Camco Financial dated
                                   May 24, 2005
                  -------------------------------------------------------------


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAMCO FINANCIAL CORPORATION



                                     By: /s/ Richard C. Baylor
                                         -----------------------------------
                                         Richard C. Baylor
                                         President and Chief Executive Officer


Date:  May 24, 2005



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